UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 28, 2006
                                                --------------------------------

                  Morgan Stanley Capital I Inc. Trust 2006-HE2
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                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.
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              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

           Delaware                 333-125593-19              13-3291626
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation  of         File Number of          Identification No. of
          depositor)               issuing entity)            depositor)

1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices of depositor)            (Zip Code)

Depositor's telephone number, including area code       (212) 761-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On April 28, 2006, Morgan Stanley Capital I Inc. (the "Company") caused the issuance of the Morgan Stanley Capital I Inc. Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, assecurities administrator, a servicer, and a custodian, JPMorgan Chase Bank, National Association, as a servicer, HomEq Servicing Corporation, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $2,187,509,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of April 24, 2006, by and between the Company and the Underwriter.

      The Class X, Class P and Class R Certificates (the "Private Certificates") were sold to MS&Co. on April 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from the Company.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 24, 2006, by and among Morgan Stanley Capital I Inc., as Depositor and Morgan Stanley & Co. Incorporated, as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Company, as depositor, Wells Fargo Bank, National Association, as securities administrator a servicer, and a custodian, JPMorgan Chase Bank, National Association, as a servicer, HomEq Servicing Corporation, as a servicer, WMC Mortgage Corp., as responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, by and between WMC Mortgage Corp. and the Sponsor. (included as part of Exhibit O to Exhibit 4).

Exhibit 10.2 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, by and between Decision One Mortgage Company, LLC and the Sponsor. (included as part of Exhibit P to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit V to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit V to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit T to Exhibit 4).

Exhibit 10.6 Confirmation, dated as of April 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit V to Exhibit 4).

Exhibit 10.7 Guarantee, dated as of April 28, 2006, by Morgan Stanley (included as part of Exhibit V to Exhibit 4).

Exhibit 10.8 JPMorgan Chase Subservicing Agreement, dated as of April 1, 2006, by and between JPMorgan Chase Bank, National Association and Chase Home Finance LLC. (included as Exhibit W to Exhibit
                  4)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2006                  MORGAN STANLEY CAPITAL I  INC.

                                     By:        /s/ Steven Shapiro
                                           ---------------------------------
                                      Name:   Steven Shapiro
                                      Title:  Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                                        Paper (P) or
Exhibit No.                      Description                                          Electronic (E)
-----------                      -----------                                          --------------
                         Underwriting Agreement, dated as of April 24, 2006, by
1                        and among Morgan Stanley Capital I Inc., as Depositor           (E)
                         and Morgan Stanley & Co. Incorporated, as underwriter.

4                        Pooling and Servicing Agreement, dated as of April 1,           (E)
                         2006, by and among the Company, as depositor, Wells
                         Fargo Bank, National Association, as securities
                         administrator a servicer, and a custodian, JPMorgan
                         Chase Bank, National Association, as a servicer, HomEq
                         Servicing Corporation, as a servicer, WMC Mortgage
                         Corp., as responsible party, Decision One Mortgage
                         Company, LLC, as a responsible party, LaSalle Bank
                         National Association, as a custodian and Deutsche Bank
                         National Trust Company, as trustee.

10.1                     The Third Amended and Restated Mortgage Loan Purchase          (E)
                         and Warranties Agreement, dated as of January 1, 2006,
                         by and between WMC Mortgage Corp. and the Sponsor.
                         (included as part of Exhibit O to Exhibit 4).

10.2                     The Third Amended and Restated Mortgage Loan Purchase         (E)
                         and Warranties Agreement, dated as of February 1, 2006,
                         by and between Decision One Mortgage Company, LLC and
                         the Sponsor. (included as part of Exhibit P to Exhibit
                         4).

10.3                     ISDA Master Agreement, dated as of April 28, 2006, by            (E)
                         and between Morgan Stanley Mortgage Capital Inc., the
                         swap provider, and Wells Fargo Bank, National
                         Association, the securities administrator (included as
                         part of Exhibit V to Exhibit 4).

10.4                     Schedule to the Master Agreement, dated as of April 28,          (E)
                         2006, by and between Morgan Stanley Mortgage Capital
                         Inc., the swap provider, and Wells Fargo Bank, National
                         Association, the securities administrator (included as
                         part of Exhibit V to Exhibit 4).

10.5                     Credit Support Annex, dated as of April 28, 2006, by             (E)
                         and between Morgan Stanley Mortgage Capital Inc., the
                         swap provider, and Wells Fargo Bank, National
                         Association, the securities administrator (included as
                         part of Exhibit T to Exhibit 4).

10.6                     Confirmation, dated as of April 28, 2006, by and
                         between Morgan Stanley Mortgage Capital Inc., the swap           (E)
                         provider, and Wells Fargo Bank, National Association,
                         the securities administrator (included as part of
                         Exhibit V to Exhibit 4).

10.7                     Guarantee, dated as of April 28, 2006, by Morgan                 (E)
                         Stanley (included as part of Exhibit V to Exhibit 4).

10.8                     JPMorgan Chase Subservicing Agreement, dated as of               (E)
                         April 1, 2006, by and between JPMorgan Chase Bank,
                         National Association and Chase Home Finance LLC.
                         (included as Exhibit W to Exhibit 4)
